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                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael S. Wilder, Michael O'Halloran and Lynda Godkin, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute this registration statement and any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the filing of this registration statement and any amendment hereto, as fully as he or she might or could do in person. This authorization shall remain in full effect until such time that the undersigned give notice otherwise to the attorney-in-fact named above.

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Signature                                      Title                                       Date
---------                                      -----                                       ----
/s/ Lowndes A. Smith                           Chief Executive Officer, President and      May 28, 1997
--------------------------------------         Director
Lowndes A. Smith                               (Principal Executive Officer)

/s/ Gregory A. Boyko                           Senior Vice President, Chief Financial      May 28, 1997
--------------------------------------         Officer and Treasurer (Principal
Gregory A. Boyko                               Financial and Accounting Officer)

/s/ Ramani Ayer                                Director                                    May 28, 1997
--------------------------------------
Ramani Ayer

/s/ Donald R. Frahm                            Director                                    May 28, 1997
--------------------------------------
Donald R. Frahm

/s/ Paul G. Kirk, Jr.                          Director                                    May 28, 1997
--------------------------------------
Paul G. Kirk, Jr.

/s/ H. Patrick Swygert                         Director                                    May 28, 1997
--------------------------------------
H. Patrick Swygert

/s/ DeRoy C. Thomas                            Director                                    May 28, 1997
--------------------------------------
DeRoy C. Thomas

/s/ Gordon I. Ulmer                            Director                                    May 28, 1997
--------------------------------------
Gordon I. Ulmer

/s/ David K. Zwiener                           Director                                    May 28, 1997
--------------------------------------
David K. Zwiener

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